ATA Update

October 5, 2001

Executive Summary

- ATA has turned a niche market in Chicago Midway into a profitable franchise that provides steady growth
- Our low-cost, low-overhead business model has helped generate top-tier financial performance in a difficult year
- A rapid re-fleeting to new Boeing Aircraft is improving the fundamental cost structure
- We are taking the following steps to mitigate the impact of terrorist attacks:
  - Accelerating the retirement of the 727 fleet
  - Using L1011 fleet for capacity flexibility
  - Furloughing flight crews and company staff among other cost saving actions
  - Increasing company's liquidity and cash reserves
  - Accessing $70-75M in direct financial relief as well as a potential $150M in government guaranteed loans

American Trans Air

- Growth in enplaned passengers at ATA has exceeded all major airlines over the past 5 Years
- ATA leads the industry in scheduled service passenger growth

Scheduled Service Growth Leads the Industry

5 Year Passenger Growth



Percentage Growth
60%
50%
40%
30%
20%
10%
0%
56%
44%
29%
28%
18%
18%
13%
9%
8%
4%
ATA
Southwest
Continental
Alaska
America West
Delta
Northwest
US Airways
American
United

Source: Form 41 data

Enplaned Passengers – 2001 versus 12 months ended March 1996

- ATA has been able to simultaneously grow capacity and unit revenue at its Midway hub
- Annual capacity growth has averaged nearly 29% while increasing RASM 6.9% yearly

ATA Has Grown Profitably in Midway

ATA Capacity and RASM Growth


RASM
ASM
CAGR
6.9%
29%
6.41
6.87
7.26
7.64
8.38
RASM (cents)
ASMs (Millions)
0
2
4
6
8
10
0
1,000
2,000
3,000
4,000
5,000
6,000
7,000
8,000
9,000
1997
1998
1999
2000
2001 TTM to June End

Source: Market Planning; Strategic Planning Analysis

American Trans Air

- Unit revenue growth in Chicago has helped ATA outperform the industry in a difficult year

ATA's Unit Revenue Performance Strong vs. Industry

Year over Year Percentage Change in RASM



ATA
Major Carriers
Percentage Change in RASM
20%
15%
10%
5%
0%
-5%
-10%
-15%
Jan-00
Feb-00
Mar-00
Apr-00
May-00
Jun-00
Jul-00
Aug-00
Sep-00
Oct-00
Nov-00
Dec-00
01-Jan
01-Feb
01-Mar
01-Apr
01-May
01-Jun
01-Jul
01-Aug

Year over Year Performance

	July '01
ATA	-4.2%
Industry	-12.3%
ATA vs. Industry	+8.1%

Source: Air Transport Association

- Even with an old fleet, ATA has a unit cost advantage

ATA Has Remained Low Cost Even With Its Old Fleet

Airline-Only Unit Costs, Year-ending Q1 2001


Cost per Available Seat Mile (cents)
16
14
12
10
8
6
4
2
0
13.7
11.0
10.8
10.4
10.4
10.2
9.7
9.4
8.6
7.7
7.4
USAir
United
American
Continental
Alaska
Northwest
Delta
Airtran
America West
Southwest
ATA

Note: Data from carrier Form 41 Q2 2000 to Q1 2001. Excludes non-airline subsidiaries as well as commuters.

- ATA's fleet was one of the oldest in the industry
- With the new aircraft order, ATA's fleet will be among the most modern in the industry

Rapid Fleet Modernization will Improve Cost Structure

Industry Fleet Age


Average Aircraft Age
25
20
15
10
5
0
20.4
17.1
11.3
11.2
11.1
10.6
10.2
10.0
9.8
8.2
8.0
8.0
6.7
Northwest
ATA (2000)
Delta
US Airways
TWA
American
United
America West
ATA (2001)
Southwest
Continental
Alaska
ATA (2002)

Note: Other carriers add aircraft to maintain fleet age
Source: Salomon Smith Barney 2001 Fleet Handbook

- ATA has shown a strong EBITDAR margin performance this year
- ATA's low cost, low overhead structure generates strong cash flows

ATA Generates Healthy Cash from Operations

Industry Cash Flow Comparison (Jan – Jun 2001)



30%
20%
10%
0%
EBITDAR Margin (1st 6 Months - 2001)
25.2%
17.7%
17.3%
11.0%
10.6%
10.5%
6.2%
3.9%
2.7%
0.8%
Southwest
ATA
Continental
America West
Alaska
Delta
US Air
Northwest
American
United

Source: Quarterly SEC Filings

- ATA's new fleet will have significantly lower operating costs.
  - 40% less fuel burn
  - 2 person cockpit
  - Reduced maintenance requirements
  - Increased reliability
- Expected net cost savings of 737 vs. 727 of $173K per aircraft per month at 727 utilization levels
- ATA's new 737-800 fleet would have a significant impact on 2001 fuel expense by about $36.5M

ATA's New Fleet Will Generate Additional Cash

B727-200 vs. B737-800

	727-200 / ASM[1] (cents)	737-800 / ASM (cents)	Difference[2] (cents)	Monthly Impact Per AC ($000s)
Revenue	8.50	8.50	0	$0
Fuel	1.91	1.14	0.77	123
Maintenance	1.79	0.46	1.34	214
Crew	1.35	1.18	0.17	27
Handling, Landing, Nav	1.21	1.20	0.01	1
Ownership	0.50	1.70	(1.21)	(192)
Other	1.91	1.91	0	0
Total	8.67	7.59	1.08	173
Percent Savings			**12%**	
Margin on Additional Utilization[3]				**$186**
Monthly Improvement Per Aircraft				**$339**

Notes:

(1) All 727 figures based on 2000 actual results.

(2) Figures may not sum due to rounding.

(3) Assumes 737-800 flies 350 hours vs. 242 hours for average 727-200.

(4) 727 data from company Profit Model. 737-800 values represent estimates based on information from Boeing.

- ATA already has performed in the top third of the industry despite high fuel prices and a difficult revenue situation
- With a fleet of new Boeing 737s instead of 727s, ATA would have produced one of the highest margin in the industry

ATA Ranks in The Top Tier of Airline Margins

Industry Operating Margin Comparison (Jan – Jun 2001)


20%
10%
0%
-10%
Operating Margin (1st 6 Months - 2001)
16.8%
4.3%
2.6%
9.4%
Effect of New Fleet
-3.0%
-3.5%
-4.4%
-5.1%
-6.6%
-7.4%
-9.5%
Southwest 1
Continental
ATA 1
Delta
Alaska
US Air
Northwest 1
America West 1
American
United

Source: Quarterly SEC Filings
[1] ATA numbers exclude L1011 writedown

Federal Financial Relief

- Congress passed the Air Transportation Safety and System Stabilization Act on September 21, 2001 which contains several key relief provisions:
  - Direct cash assistance of $70-75M to ATA, beginning in September 2001
  - Provides funding for a potential government loan guarantee program, with ATA's eligibility for over $150M
  - Rebates surcharges for war risk liability insurance for 180 days

ATA Status Update

Last (7) Days Average System-Wide Load Factor	59%
Last (7) Days Average Daily Scheduled Service Bookings	22,837
% of 2000 Average Daily Bookings for Same Period	115%
October Year-Over-Year Capacity Change	-0.5%

Notes:

All dollar amounts shown in thousands [000s]

Cash Position Stabilized

Cash on Hand (9/30/01)	$153,096
Government Direct Aid received (9/30/01)	$32,601
Additional Payment for Reconciliation of Q2 Volume	$4,000
Additional Expected Government Aid Based on August Capacity	$38,399
	$42,399
Potential Government Guaranteed Loans	$150,000
Aircraft Pre-Delivery Deposits (9/30/01)	$63,174
ATA's Cash From Operations YTD (through 8/31/01)	$101,881

Notes:

Assumes $75M in total direct government assistance

All dollar amounts shown in thousands [000s]

Bookings Improve

ATA's Daily Net Bookings


Terrorist Attack
2001 Net Bookings
2000 Net Bookings
7 Day Moving Average
30,000
20,000
10,000
0
-10,000
09/01/2001
09/03/2001
09/05/2001
09/07/2001
09/09/2001
09/11/2001
09/13/2001
09/15/2001
09/17/2001
09/19/2001
09/21/2001
09/23/2001
09/25/2001
09/27/2001
09/29/2001
10/01/2001
10/03/2001

Updated through 10/3/01

Load Factors Near Previous Year Levels

ATA's Daily Load Factors


Terrorist Attack
2001 Load Factors
2000 Load Factors
7 Day Moving Average
100%
90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
09/01/2001
09/03/2001
09/05/2001
09/07/2001
09/09/2001
09/11/2001
09/13/2001
09/15/2001
09/17/2001
09/19/2001
09/21/2001
09/23/2001
09/25/2001
09/27/2001
09/29/2001
10/01/2001
10/03/2001

Updated through 10/3/01